CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenues:
Licensing fees	$ 2,948	$ 2,092
Total revenues	2,948	2,092
Legal and consulting contingency fees	882	752
Net revenue	2,066	1,340
Operating expenses:
Other legal and consulting fees	2,342	1,563
Patent prosecution and maintenance fees	993	1,000
Compensation and benefits	6,357	3,213
Professional fees	5,724	9,383
Marketing	279
General and administrative	2,056	563
Total operating expenses	17,751	15,722
Operating loss	(15,685)	(14,382)
Other income	32	0
Interest income	35	13
Net Loss	$ (15,618)	$ (14,369)
Net loss per common share
Basic and diluted	$ (0.75)	$ (1.29)
Weighted average common shares outstanding
Basic and diluted	20,834	11,126